Assets and liabilities sold	12 Months Ended
Dec. 31, 2023
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Assets and liabilities sold
11. Assets and liabilities sold
In 2021, three hotels in the Americas region were sold. Total cash consideration of $46m was received with no gain or loss arising after charging disposal costs. Net assets of $44m disposed comprised $45m property, plant and equipment and $2m right-of-use
assets, less $3m lease liabilities. The net cash inflow arising was $44m.